Schedule of Unrealized Net Capital Gains and Losses (Detail) - USD ($) $ in Thousands	Dec. 31, 2016		Dec. 31, 2015
Fair value
Fixed income securities	$ 4,872,174		$ 4,991,203
Equity securities	218,078		205,822
Short-term investments	92,698		108,279
Gross unrealized Gains
Fixed income securities	363,942		360,724
Equity securities	17,214		12,028
Short-term investments	1		2
Gross unrealized Losses
Fixed income securities	(25,925)		(64,672)
Equity securities	(7,771)		(15,328)
Short-term investments	(2)
Unrealized net gains (losses)
Fixed income securities	338,017		296,052
Equity securities	9,443		(3,300)
Short-term investments	(1)		2
EMA limited partnerships	(61)	[1]	(58)
Unrealized net capital gains and losses, pre-tax	347,398		292,696
Amounts recognized for:
Insurance reserves	(56,350)	[2]	(44,407)
DAC and DSI	(10,522)	[3]	(5,538)
Amounts recognized	(66,872)		(49,945)
Deferred income taxes	(98,184)		(84,963)
Total unrealized net capital gains and losses	$ 182,342		$ 157,788

[1]	Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and gross unrealized gains and losses are not applicable.
[2]	The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.
[3]	The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.